UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2010

Lazard Ltd
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-32492 (Commission File Number)	98-0437848 (IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda (Address of Principal Executive Offices)	HM 11 (Zip Code)

441-295-1422
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Retirement of Michael Castellano

Mr. Michael Castellano, who has served as Chief Financial Officer of Lazard Ltd (the “Company”) and Lazard Group LLC (“Lazard Group”) since August 2001, intends to retire as Chief Financial Officer, effective March 31, 2011.

Mr. Matthieu Bucaille, currently Deputy Chief Executive Officer of Lazard Frères Banque in Paris, will succeed Mr. Castellano as Chief Financial Officer of the Company and Lazard Group, effective April 1, 2011.

A copy of the press release announcing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

(e)

New Employment Agreements

On March 23, 2010, the Company and Lazard Group entered into a First Amendment to the Agreement Relating to Retention and Noncompetition and Other Covenants (collectively, the “Employment Agreement Amendments”) with each of Kenneth M. Jacobs, Chairman and Chief Executive Officer of the Company and Lazard Group, and Alexander F. Stern, Chief Operating Officer of the Company and Lazard Group.  For a brief description of the terms and conditions of the Employment Agreement Amendments, please see the discussion under “Compensation Discussion and Analysis—2010 Compensation Actions—Amended Retention Agreements with Messrs. Jacobs and Stern” in the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 23, 2010 (File No. 001-32492).

The preceding summary of the Employment Agreement Amendments is qualified in its entirety by reference to the Employment Agreement Amendments attached as Exhibit 10.1 and Exhibit 10.2 as though they were fully set forth herein.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits.    The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1	First Amendment, dated as of March 23, 2010, to the Agreement Relating to Retention and Noncompetition and Other Covenants, dated as of March 18, 2005, with Kenneth M. Jacobs
10.2	First Amendment, dated as of March 23, 2010, to the Agreement Relating to Retention and Noncompetition and Other Covenants, dated as of October 4, 2004, with Alexander F. Stern
99.1	Press Release issued on March 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD (Registrant)

By:	/s/ Scott D. Hoffman
Name: Scott D. Hoffman
Title: Managing Director and General Counsel

Dated:  March 23, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	First Amendment, dated as of March 23, 2010, to the Agreement Relating to Retention and Noncompetition and Other Covenants, dated as of March 18, 2005, with Kenneth M. Jacobs
10.2	First Amendment, dated as of March 23, 2010, to the Agreement Relating to Retention and Noncompetition and Other Covenants, dated as of October 4, 2004, with Alexander F. Stern
99.1	Press Release issued on March 22, 2010